UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 27, 2004


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


  Maryland                        001-09279                      13-3147497
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(State or other              (Commission file No.)              (IRS Employer
 jurisdiction of                                                    I.D. No.)
 incorporation)


         60 Cutter Mill Road, Suite 303, Great Neck, New York    11021
         -------------------------------------------------------------
         (Address of principal executive offices)           (Zip code)


        Registrant's telephone number, including area code     516-466-3100
                                                               ------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
===============================================================================

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

On September 27, 2004 New Flyer of America, Inc. ("Seller") entered into a Contract of Sale with OLP Saint Cloud LLC ("Purchaser"), a limited liability company which is wholly owned by the registrant, pursuant to which the Seller agreed to sell and the Purchaser agreed to purchase a manufacturing facility containing approximately 338,000 square feet of space and the land (approximately 77 acres) on which it sits located in Saint Cloud, Minnesota, for a purchase price of $17M. The Contract of Sale was entered into at arms length and there is no relationship between the registrant or any of its affiliates and the Seller or any of its affiliates.

Consummation of the transaction is conditioned upon satisfaction of specified terms and conditions and delivery of specified documents. In addition, the Purchaser has been afforded a due diligence period, pursuant to which the Purchaser may, in its sole discretion, terminate the contract if it is not satisfied with the results of its inspection of the premises, including title matters and an environmental examination.

The contract provides that the transaction is a "sale and lease back" transaction and that as a condition to the Purchaser's obligations under the contract, on the closing date a lease, as attached to the contract as an exhibit, will be in full force and effect. The form of the Lease Agreement provides that Seller, as tenant, will lease the property from Purchaser for a twenty year term at an initial annual rental of $1,530,000, with periodic increases. The lease provides for three ten year options. The lease is intended to be a triple net lease and will be guaranteed by NFIL Holdings Corporation.

Item 9.01.   Financial Statements and Exhibits

(a)     Financial Statement of Businesses Acquired. Not Applicable.

(b)     Proforma Financial Information. Not Applicable.

(c) Exhibits. The Contract of Sale will be filed as an exhibit to the registrant's Form 10-Q for the quarter ending September 30, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ONE LIBERTY PROPERTIES, INC.



Date:     September 30, 2004         By:  /s/ Simeon Brinberg
                                          -----------------------------------
                                          Simeon Brinberg
                                          Senior Vice President